UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2013 (June 29, 2013)

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item       1.01.       Entry into a Material Definitive Agreement.

On June 29, 2013, Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), entered into a Master Management Agreement and Property Management Agreement Amendment Agreement (the “Amendment”) with Inland American Apartment Management LLC, Inland American Industrial Management LLC, Inland American Office Management LLC and Inland American Retail Management LLC, each a Delaware limited liability company (each a “Manager”), which amended all of the Company’s master management agreements with the Managers, dated July 1, 2012 (the “Master Management Agreements”), and individual property management agreements between the Company’s subsidiaries and the Managers (the “Individual Management Agreements”), which taken together govern the management of all of the Company’s properties.

The sole member of each of the four Managers is Inland American Holdco Management LLC, which has three corporate members (owners) that are controlled by the principals of The Inland Group, Inc. but which are also owned by a number of other individuals.  Neither The Inland Group, Inc. nor its subsidiaries own any shares of stock in these corporations.

The Inland Group, Inc. is the ultimate parent of the Company’s sponsor, Inland Real Estate Investment Corporation, and the Company’s business manager, Inland American Business Manager & Advisor, Inc.  The Amendment has been approved by the Company’s board of directors.

The Amendment changes the date by which a notice of termination must be delivered in order to prevent the automatic renewal of the Master Management Agreements and Individual Management Agreements.  The new termination notice deadline is August 31, 2013.  Prior to executing the Amendment, the termination notice deadline was June 30, 2013, for the Master Management Agreements and for the Individual Management Agreements governing properties owned by the Company as of July 1, 2012.  The previous termination notice deadline for the Individual Management Agreements governing properties purchased after July 1, 2012, was the one year anniversary of the execution date of each agreement.

In all other respects, the terms and conditions of the Master Management Agreements and Individual Management Agreements remain unchanged.

The information set forth above with respect to the Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendment attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 disclosure by reference.

Item       9.01.       Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1

Master Management Agreement and Property Management Agreement Amendment Agreement, dated as of June 29, 2013, by and between Inland American Real Estate Trust, Inc. and Inland American Apartment Management LLC, Inland American Industrial Management LLC, Inland American Office Management LLC and Inland American Retail Management LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: July 3, 2013	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Master Management Agreement and Property Management Agreement Amendment Agreement, dated as of June 29, 2013, by and between Inland American Real Estate Trust, Inc. and Inland American Apartment Management LLC, Inland American Industrial Management LLC, Inland American Office Management LLC and Inland American Retail Management LLC